UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 30, 2019
GUESS?, INC.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

1-11893	95-3679695
(Commission File Number)	(IRS Employer Identification No.)

1444 S. Alameda Street, Los Angeles, California 90021
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (213) 765-3100
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain             Officers; Compensatory Arrangements of Certain Officers.
(b) On April 30, 2019, Joseph Gromek, a director of Guess?, Inc. (the “Company”), notified the Board of Directors of the Company that he has decided not to stand for re-election as a director at the end of his current term, which will expire at the Company’s 2019 Annual Meeting of Shareholders.

Item 8.01.    Other Events.
On May 2, 2019, the Board of Directors of the Company, upon recommendation from the Nominating and Governance Committee, nominated Cynthia Livingston to stand for election as a Class II director of the Company at the Company’s 2019 Annual Meeting of Shareholders.  The Board has determined that Ms. Livingston will be an independent director under the listing standards of the NYSE.
Ms. Livingston has been the Chairman of the Board of Directors of Bravado Design, a private company specializing in the design and sale of maternity and nursing bras, since 2016. From 2006 to 2016, she served as the President and Chief Executive Officer of Sequel AG, the global watch licensee for Guess. From 1989 to 2005, she served in a number of increasingly senior roles with Callanen International, the global watch licensee for Guess during that period, ultimately serving as President and Chief Executive Officer from 1998 to 2005. Prior to that time, Ms. Livingston spent 15 years with Federated Department Stores, serving in numerous roles, including five years as Vice President, Fine and Fashion Jewelry, Watches, Accessories and Cosmetics.
As the former top executive for the Company’s watch licensee, Ms. Livingston is able to provide the Board with a distinctive third-party perspective concerning its licensing business and licensing partners, along with a deep knowledge of the Guess brand and the Guess customer.
There is no arrangement or understanding between Ms. Livingston and any other person pursuant to which Ms. Livingston was selected as a member of the Board. In addition, there are no transactions in which Ms. Livingston has an interest that are required to be disclosed under Item 404(a) of SEC Regulation S-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, Guess?, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: May 3, 2019    GUESS?, INC.

By:	/s/ Carlos Alberini

Carlos Alberini
Chief Executive Officer

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